UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2005


                                PRINTRONIX, INC.
               (Exact name of issuer as specified in its charter)


   DELAWARE                           0-9321                    95-2903992
   (State or other juris-             (Commission               (IRS Employer
   diction of incorporation)          File Number)              Identification
                                                                Number)


           14600 Myford Road, P.O. Box 19559, Irvine, California   92623
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (714) 368-2300


   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

On October 27, 2005, Printronix, Inc. issued a press release announcing its second quarter for fiscal year 2006 results. A copy of the Company's release announcing these financial results and certain other information is attached as
Exhibit 99 to this Current Report on Form 8-K.



Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

        (c) Exhibits

        99. Press release of Printronix, Inc. dated October 27, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 27, 2005                             Printronix, Inc.


                                                 By: /s/ George L. Harwood
                                                     -----------------------
                                                     George L. Harwood,
                                                     Senior Vice President,
                                                     Finance & IT, Chief
                                                     Financial Officer and
                                                     Secretary


                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99                Press release of Printronix, Inc. dated October 27, 2005